Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

Trinity Industries, Inc. Introduces the Spin-off Company Name of Arcosa, Inc.
and Announces Filing of Initial Form 10 Registration Statement for the Planned Spin-off

Separation Remains on Track for Completion in the Fourth Quarter of 2018

DALLAS - May 15, 2018 - Trinity Industries, Inc. (NYSE: TRN) (“Trinity”) today introduced the name of its future infrastructure company as Arcosa, Inc. (“Arcosa”) following the separation of the two companies into independent, publicly-traded companies. The previously announced spin-off transaction remains on track to be completed in the fourth quarter of 2018 through a tax-free spin of Arcosa to Trinity stockholders.

“We are pleased to announce the name of Arcosa, our future, publicly-traded infrastructure company,” said Antonio Carrillo, the President and Chief Executive Officer of Arcosa. “Our new name symbolizes the ‘arc’ of progress for our business and our ongoing commitment to meeting critical infrastructure needs through innovation, entrepreneurship, and flexibility. We will have a new name, but our individual businesses have built reputations for quality, service, and operational excellence over decades. We are proud of our historical roots as part of Trinity, and are equally honored to be part of Arcosa’s exciting future as a standalone public company.”

Today with the introduction of Arcosa, Trinity has also announced the filing of the initial Form 10 with the U.S. Securities and Exchange Commission. The initial Form 10 contains a preliminary information statement providing details related to the business, strategy, and historical financial results of the new infrastructure company.

“Today’s filing marks an important step in the process toward establishing two independent, publicly- traded companies with high-performing businesses and long-term growth potential,” said Timothy R. Wallace, Trinity’s Chairman, Chief Executive Officer, and President. “We believe that this strategic separation will enable both companies to enhance their competitive positions, advance distinct investment theses, and optimize their balance sheets and capital allocation priorities to achieve the best returns for their respective stockholders.”

As detailed in the initial Form 10 filing, Arcosa is expected to be a growth-oriented manufacturer and producer of infrastructure-related products for construction, energy, and transportation markets. With $1.5 billion in 2017 revenues and $132 million in 2017 operating profit, Arcosa plans to leverage its strong platform of businesses to capitalize on North American economic expansion and infrastructure spending, which should present compelling strategic opportunities. The new company, with a strong balance sheet and planned committed credit availability and debt capacity, is expected to have the financial flexibility to pursue organic capital investments and acquisitions. Arcosa will have a leadership team with a track record of growth and the proven ability to operate efficiently in cyclical markets.

Following the spin-off transaction, Trinity’s business portfolio will include railcar leasing and management services, railcar manufacturing, railcar maintenance, railcar aftermarket parts, tank car heads manufacturing, and the highway products business.

Trinity will continue to dedicate resources to pursue TrinityRail®’s vision of being a premier provider of rail transportation products and services in North America. TrinityRail is positioned to build upon the success of its integrated rail business model, generating further growth and differentiation of its multiple, market-leading platforms while enhancing Trinity’s financial performance, capital structure, and overall value proposition to investors.

In addition, Trinity will maintain ownership and the status quo of the highway products business as it defends pending highway-related litigation. The Company has positive legal momentum following the favorable Fifth Circuit ruling and continues to evaluate long-term plans for the highway products business to enhance shareholder value.

The Form 10 is not yet effective and, as is customary, will be updated as additional information about Arcosa becomes available.

Completion of the spin-off will be subject to, among other things, the effectiveness of the Form 10 registration statement with the Securities and Exchange Commission, assurance that the separation will be tax-free to Trinity’s stockholders for U.S. federal income tax purposes, final approval from Trinity’s Board of Directors, and other customary conditions. Trinity may, at any time and for any reason until the proposed transaction is complete, abandon the separation or modify or change its terms. The separation is expected to be completed in the fourth quarter of 2018, but there can be no assurance regarding the ultimate timing of the separation or that the separation will ultimately occur.

For more information, a copy of the Form 10 registration statement is accessible by searching for filings by Arcosa, Inc. (CIK: 0001739445) on the SEC's Edgar reporting system, which can be found at http://www.sec.gov/edgar/searchedgar/companysearch.html. A copy can also be found on the Trinity Spin-Off section of Trinity’s website at www.trin.net.

J.P. Morgan Securities, LLC is serving as financial advisor to Trinity; Skadden, Arps, Slate Meagher & Flom LLP is serving as legal counsel; and KPMG LLP is serving as tax advisor. Evercore Group L.L.C. is also advising Trinity in this process.

About Trinity Industries, Inc.
Trinity Industries, Inc., headquartered in Dallas, Texas, is a diversified industrial company that owns complementary market-leading businesses providing products and services to the energy, chemical, agriculture, transportation, and construction sectors, among others. Trinity reports its financial results in five principal business segments: the Rail Group, the Railcar Leasing and Management Services Group, the Inland Barge Group, the Construction Products Group, and the Energy Equipment Group. For more information, visit: www.trin.net.

Some statements in this release, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements. Forward-looking statements may include, but are not limited to, statements regarding the anticipated separation of Trinity into two separate public companies, the expected timetable for completing the transaction, future financial and operating performance of each company, benefits and synergies of the transaction, strategic and competitive advantages of each company, future opportunities for each company and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,”, “plans” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. There is no assurance that the proposed transaction will be completed, that Trinity’s Board of Directors will continue to pursue a proposed transaction (even if there are no impediments to completion), that Trinity will be able to separate its businesses, or that the proposed transaction will be the most beneficial alternative considered. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, as well as any changes in or abandonment of the proposed separation or the ability to effect the separation and satisfy the conditions to the proposed separation, and such forward-looking statements are not guarantees of future performance.

For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, and as may be revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Investor Contact:
Preston Bass
Director, Investor Relations
Trinity Industries, Inc.
214/631-4420

Media Contact:
Jack Todd
Vice President, Public Affairs
Trinity Industries, Inc.
214/589-8909